================================================================================
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential, Use of the Commission  Only (as permitted by Rule 14a-6(e)
        (2))Proxy Statement
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                            Altair International INC.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:
         2)      Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
         2)      Form, Schedule or Registration Statement No.:
         3)      Filing Party:
         4)      Date Filed:

--------------------------------------------------------------------------------
================================================================================

                            ALTAIR INTERNATIONAL INC.
                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR INTERNATIONAL INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, the accompanying form of proxy and the annual report to shareholders of the Corporation for the year ended December 31, 1998 are first being mailed to the shareholders of the Corporation on or about May 10, 1999. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by regular employees of the Corporation without additional compensation therefor. The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the common shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies
-------------------------------------

         The persons named in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

         A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

         Shareholders are not entitled to any dissenter's rights of appraisal with respect to any matter currently anticipated to be acted upon at the meeting. The exercise of a proxy does not constitute a written objection for the purposes of subsection 185(6) of the Business Corporations Act (Ontario).

Voting of Proxies
-----------------

         Shares represented by properly executed proxies in favour of persons designated in the printed portion of the enclosed form of proxy WILL BE VOTED IN RESPECT OF THE ELECTION OF DIRECTORS AND THE APPOINTMENT OF AUDITORS AND THE REMUNERATION OF AUDITORS AS STATED UNDER THOSE HEADINGS IN THIS INFORMATION CIRCULAR OR WITHHELD FROM VOTING OR VOTED AGAINST IF SO INDICATED ON THE FORM OF PROXY. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities
-----------------

         The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of May 5, 1999, the Corporation has issued and outstanding 15,424,915 Common Shares.

         The Corporation shall make a list of all persons who are registered holders of Common Shares on May 5, 1999 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote his shares at the Meeting.

         Two persons present in person and each entitled to vote at a meeting of shareholders is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes. Under the Business Corporations Act (Ontario), once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such proposal.

Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Meeting.

         In connection with the election of directors, the four nominees receiving the highest number of votes will be elected. In order to approve the proposal in respect of the appointment of independent auditors and any other matters presented to shareholders at the Meeting, the votes cast in favour must exceed the votes cast against.

Exchange Rate Information
-------------------------

         Except as otherwise indicated, all dollar amounts herein are expressed in Canadian dollars. The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN.$), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S.$) in exchange for the Canadian Dollar (CDN.$) for the years indicated below, based on the noon buying rates.

----------------------------------------------------------------------------------------------------------
                                                Year Ended December 31,
----------------------------------------------------------------------------------------------------------
                       1998              1997               1996                 1995                1994
----------------------------------------------------------------------------------------------------------
                                           (Canadian dollar per U.S. dollar)
----------------------------------------------------------------------------------------------------------
      High            1.5770            1.4398             1.3822               1.4238              1.4078
----------------------------------------------------------------------------------------------------------
      Low             1.4075            1.3392             1.3310               1.3285              1.3103
----------------------------------------------------------------------------------------------------------
    Average           1.4894            1.3849             1.3638               1.3725              1.3664
----------------------------------------------------------------------------------------------------------
    Year End          1.5375            1.4288             1.3697               1.3655              1.4030
----------------------------------------------------------------------------------------------------------

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         Set forth below is information with respect to beneficial ownership of Common Shares as of April 15, 1999 by persons known to the Corporation to own more than 5% of the outstanding Common Shares, each of the Corporation's current executive officers and directors, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

-----------------------------------------------------------------------------------------------------------------------
                         Name and Address of                           Amount and Nature of            Percentage
Title of Class           Beneficial Owner                             Beneficial Ownership(1)          of Class(2)
-----------------------------------------------------------------------------------------------------------------------
Common                   William P. Long                                   2,151,529(3)                   13.6%
                         57 Sunset Rim
                         Cody, Wyoming  82414
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                         Name and Address of                           Amount and Nature of            Percentage
Title of Class           Beneficial Owner                             Beneficial Ownership(1)          of Class(2)
-----------------------------------------------------------------------------------------------------------------------
Common                   C. Patrick Costin                                 1,083,333(4)                    6.9%
                         1850 Aquila Avenue
                         Reno, Nevada  89509
-----------------------------------------------------------------------------------------------------------------------
Common                   John W. Parsons                                     225,100(5)                    1.4%
                         6046 Plumas Street, Apt. C
                         Reno, Nevada  89509
-----------------------------------------------------------------------------------------------------------------------
Common                   James I. Golla                                       45,000(6)                      *
                         829 Terlin Boulevard
                         Mississauga, Ontario L5H 1T1
-----------------------------------------------------------------------------------------------------------------------
Common                   George Hartman                                       35,000(7)                      *
                         Suite 1201-750 W. Pender Street
                         Vancouver, B.C.  V6C 2T8
-----------------------------------------------------------------------------------------------------------------------
Common                   Robert Sheldon                                       35,000(8)                      *
                         3475 Mathers Avenue
                         West Vancouver, British Columbia
                         V7V 2K8
-----------------------------------------------------------------------------------------------------------------------
Common                   All Directors and Officers as a Group             3,574,962(9)                   21.8%
                         (6 persons)

*        Represents less than 1% of the outstanding Common Shares.
(1) Includes all Common Shares issuable pursuant to the exercise or conversion of options and warrants that are exercisable within 60 days.
(2) Based on 15,424,915 Common Shares outstanding as of April 15, 1999. Common Shares underlying options or other convertible securities are deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such securities, but not for purposes of calculating any other person's percentage ownership.
(3) Includes 46,000 Common Shares held by Dr. Long's daughter, 47,500 Common Shares held by Dr. Long's minor son, and 162,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long. Dr. Long disclaims any beneficial interest in such 256,000 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Altair International Inc. Stock Option Plan (the "1996
         Plan") and 50,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Altair International Inc. Stock Option Plan (the "1998 Plan").
(4) Includes 216,666 Common Shares held in escrow which are to be released on June 1, 1999. Mr. Costin is entitled to exercise all voting rights applicable to the escrowed Common Shares. Also includes 225,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1996 Plan and 50,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1998 Plan.
(5) Includes 200,000 Common Shares subject to presently exercisable options granted to Mr. Parsons pursuant to the 1998 Plan.
(6) Includes 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 10,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(7) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan and 10,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(8) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1996 Plan and 10,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.
(9) Includes 660,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1996 Plan and 330,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1998 Plan.

Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 in respect of William P. Long who was, at December 31, 1998, the President of the Corporation. The Corporation had no other executive officer whose total salary and bonuses during the fiscal year ended December 31, 1998 exceeded U.S. $100,000.

                                            Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------
   Name and Title     Fiscal             Annual Compensation (1)                      Long Term Compensation              All Other
                       Year          ---------------------------------------------------------------------------        Compensation
                      Ended                                                                                                  ($)
                     Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Restricted
                                                                            Shares or       Securities
                                                                           Restricted          Under
                                                                           AnnShare           Options           LTIP
                                Salary (2)      Bonus (2)  Compensation       Units         Granted (3)       Payouts
                                (U.S. $)       (U.S.$)           (U.S.$)       (#)              (#)             ($)
------------------------------------------------------------------------------------------------------------------------------------
William P. Long,       1998      91,200           9,120             Nil        Nil           50,000(3)           Nil         Nil
President
and Director           1997      91,200           9,120             Nil        Nil          100,000(4)           Nil         Nil

                       1996      90,000           9,120             Nil        Nil          250,000(4)           Nil         Nil
------------------------------------------------------------------------------------------------------------------------------------

(1)      All compensation paid is stated in United States dollars.
(2) Bonus and salary amounts reflect amounts accrued and payable to Dr. Long for each fiscal year in accordance with the terms of his employment agreement with the Corporation. See "Executive Compensation
         - Employment Contracts". Amounts actually paid to Dr. Long in fiscal years 1998, 1997 and 1996 were U.S. $235,232, U.S. $75,600 and U.S.
         $60,000 respectively. During 1998, the Corporation paid Dr. Long U.S. $144,032 in addition to his salary of U.S. $91,200. This amount represents salary, bonus and interest on such amounts (calculated at 10% per annum) which were accrued and unpaid in previous years.
(3)      Options to purchase Common Shares granted pursuant to the 1998 Plan.
(4)      Options to purchase Common Shares granted pursuant to the 1996 Plan.

(b)      Option Grants in 1998

         The following table provides details with respect to stock options granted to Dr. Long during the year ended December 31, 1998:

--------------------------------------------------------------------------------------------------------------------------------
                                    % of Total                        Market                       Potential Realizable Value
                                     Options                         Value of                      at Assumed Annual Rates
                                    Granted to                      Securities                     of Share Price Appreciation
                                    Employees                       Underlying                     for Option Term
                   Securities           in                          Options on                    ------------------------------
                      Under         Financial       Exercise        the Date of
                     Options           Year        Price/Share         Grant        Expiration            5%              10%
         Name      Granted (#)                      (U.S. $)         (U.S. $)          Date            (U.S. $)         (U.S. $)
--------------------------------------------------------------------------------------------------------------------------------
William             50,000(1)          4.5%           7.15             7.125      August 13,            98,771           218,257
P. Long,                                                                          2003
President and
Director
--------------------------------------------------------------------------------------------------------------------------------

(1)      Represents options granted on August 13, 1998.

(c)      Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by Dr. Long as at December 31, 1998 and options exercised by Dr. Long during the year ended December 31, 1998:

--------------------------------------------------------------------------------------------------------------------------------
        Name            Securities      Aggregate           Unexercised Options at                  Value of Unexercised
                         Acquired         Value                December 31, 1998                  In-the-money Options at
                            on           Realized                                                    December 31, 1998
                         Exercise                       ------------------------------------------------------------------------
                            (#)
                                                        Exercisable    Unexercisable           Exercisable         Unexercisable
                                                            (#)                (#)
--------------------------------------------------------------------------------------------------------------------------------
William P. Long,            Nil             Nil           250,000             Nil         CDN $1,595,156(1)             N/A
President and                                             100,000             Nil         CDN $13,376(1)                N/A
Director                                                   50,000             Nil         Nil                           N/A
--------------------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of the Common Shares on the NASDAQ on December 31, 1998, of U.S. $6.75, converted to Cdn. $ at U.S. $.6504 = Cdn. $1.00.


(d)      Compensation of Directors

         Directors who are not officers of the Corporation are not currently paid any fees for their services as directors. Directors who are not officers are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No such amounts were paid to directors during the year ended December 31, 1998 other than amounts paid to Dr. Long set forth herein.

         Directors are also entitled to participate in the 1996 Plan and the 1998 Plan. As at April 15, 1999, the Corporation had outstanding options to purchase 1,415,000 Common Shares under the 1996 Plan, 435,000 of which have been granted to directors and options to purchase 690,000 Common Shares under the 1998 Plan, 80,000 of which have been granted to directors.

(e)      Employment Contracts

         William P. Long, President of the Corporation, has entered into an employment agreement with the Corporation dated January 1, 1998. The term of the agreement commenced on January 1, 1998 and, unless earlier terminated, expires on December 31, 2007. Pursuant to the agreement, Dr. Long is paid a salary of U.S. $7,600 per month and an annual bonus, determined by the board of directors of the Corporation, of not less than 10% of Dr. Long's annual compensation. In the event the voting control of over 35% of the issued and outstanding Common Shares is acquired by an individual or group (a "Change of Control") and the agreement is terminated by the Corporation or Dr. Long within 180 days before the Change of Control or at any time thereafter, Dr. Long is entitled to be issued 200,000 Common Shares. Absent a Change of Control, if the agreement is terminated for any reason except by Dr. Long, by mutual consent, by the Corporation for cause, or at the end of the term, Dr. Long is entitled to be issued 200,000 Common Shares.

         C. Patrick Costin, a Vice President of the Corporation and the President of Mineral Recovery Systems, Inc. and Fine Gold Recovery Systems, Inc. ("Fine Gold"), each a wholly-owned subsidiary of the Corporation, is employed by Fine Gold pursuant to the terms of an employment agreement entered into August 15, 1994. The agreement expired by its terms on December 31, 1997, but has been implicitly extended pending execution of a renewal employment agreement. The agreement provides that Mr. Costin shall be paid a salary of at least U.S. $7,500 per month and may be entitled to bonuses as determined by the board of directors of Fine Gold.

         John W. Parsons, Vice-President of Business Development of the Corporation, is employed by the Corporation pursuant to an employment agreement dated July 6, 1998. The term of the agreement commenced on July 6, 1998 and, unless early terminated, expires on December 31, 2003. The agreement provides that Mr. Parsons shall be paid a salary of U.S. $10,000 per month and may be entitled to bonuses as determined by the board of directors of the Corporation. The agreement also provides for the grant of 400,000 options to purchase Common Shares to Mr. Parsons, with 200,000 of such options vesting on the date Mr. Parsons became a full time employee of the Corporation, 100,000 vesting one year thereafter, and 100,000 vesting on the second anniversary of Mr. Parsons' commencement of full time employment with the Corporation. Mr. Parsons commenced full time employment with the Corporation on July 6, 1998.

(f)      Compensation Committee Interlocks and Insider Participation

         The Corporation's executive compensation program is administered by the board of directors of the Corporation as the Corporation does not have an independent compensation committee. The board of directors of the Corporation currently consists of William Long, Robert Sheldon, James Golla and George Hartman. In addition to evaluating and approving employment contracts for key employees throughout the year, the board of directors formally considered compensation issues eight times during the 1998 fiscal year in connection with the authorization of grants of options to purchase Common Shares. Dr. Long is the President of the Corporation, and Mr. Golla is the Secretary of the Corporation. None of the other directors is an officer or employee of the

Corporation. Although certain members of the board are executive officers, none participates in the determination of his own salary or bonus.

(g)      Compensation Committee Report

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

         As required by the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 1998 fiscal year.

         Compensation Objectives and Policies

         In determining the amount and composition of compensation for the Corporation's executive officers, the board of directors is guided by several factors. Because the Corporation has very few employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. Because the Corporation has no significant revenues from operations and needs capital for research and development, the Corporation keeps salaries and bonuses at levels that the Corporation believes are lower than many of the Corporation's competitors and compensates employees (including executive officers) primarily in the form of stock options. The extensive use of stock options is also designed to align the interest of the executive officers and other employees with the long-term interests of the Corporation and to attract and retain talented employees who can enhance the Corporation's value.

         Compensation Components

         Annual Base Salary. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the board are: (i) the qualifications and performance of each executive officer;
(ii) the performance of the Corporation as measured by such factors as progress in product development and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and (iv) the capital position and needs of the Corporation. The board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.

         Incentive Bonuses. The Corporation also compensates its executive officers in the form of bonuses. Pursuant to the terms of an employment agreement executed by the Corporation and the Corporation's President, William
P. Long, Dr. Long is entitled to receive a bonus, the amount of which is determined by the board but in no event is less than ten percent of his annual base salary. In addition, the Corporation may pay bonuses to other executive officers or key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation is a development stage corporation and does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In the 1998 fiscal year, no executive officer received a bonus except that received by Dr. Long, as described in greater detail below. The board's action was based on its conclusion that, despite the superior personal performance of the executive officers, no cash incentive bonuses other than the bonus paid to Dr. Long should be awarded in the 1998 fiscal year due to the lack of revenue during the 1998 fiscal year.

         Stock Options. The Corporation relies extensively on stock options to compensate executive officers and other key employees. The 1996 Plan and the1998 Plan are designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance and to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 1998 fiscal year, the board awarded options to purchase 50,000 Common Shares to each of Dr. Long and C. Patrick Costin, Vice President of the Corporation, options to purchase 400,000 Common Shares to John W. Parsons, Vice-President of the Corporation, and options to purchase 30,000 Common Shares to Mr. Golla, Secretary of the Corporation, among other employees, in order to ensure that they have a continued interest in setting strategies and making decisions that enhance shareholder value.

         Chief Executive Compensation for 1998

         Based on the board's subjective impression of the salaries of presidents or chief executive officers of similarly situated development stage companies (both in and outside the industry), the value of the Common Shares, the Corporation's progress in finding a market niche and exploiting its assets, and the board's subjective assessment of the contribution of Dr. Long, the board of directors determined in April, 1998 to retain Dr. Long's base salary at U.S. $7,600 per month and guarantee him a bonus equal to at least 10% of his annual salary. Based on all of the aforementioned factors, but primarily the Corporation's lack of significant revenue during the 1998 fiscal year, the board determined to pay Dr. Long a bonus of U.S. $9,120 in respect of the 1998 fiscal year, the minimum under his employment contract. The board determined to grant

Dr. Long 50,000 options during the year ended December 31, 1998 in order to ensure that he has a continued interest to set strategies and make decisions that enhance shareholder value.

         The foregoing is submitted by the board of directors.

         William P. Long
         James Golla
         Robert Sheldon
         George Hartman

(h)      Performance Graph

         The following chart compares the total cumulative shareholder return for U.S. $100 invested in the Common Shares with the total return of all shares traded on the NASDAQ National Market and NASDAQ SmallCap Market (the "NASDAQ Index"), the total return of the shares of all non-financial companies that trade on the NASDAQ National Market and the NASDAQ SmallCap Market (the "NASDAQ Non-Financial Index"), and the total return of shares included in the Standard & Poor's Metals Mining Index (the "S&P Metals Mining Index"). In prior years, the Corporation used the NASDAQ Non-Financial Index as its peer group for comparing total returns. However, this index is increasingly influenced by high technology and other industries that are dissimilar in nature to the Corporation's business of developing mineral processing equipment and mineral properties. As a result, the Corporation believes that the S&P Metals Mining Index, an index that measures the performance of the metals mining sector of the Standard & Poor's 500 Index, is a more representative peer group with which to compare total returns. The comparison is made for the period commencing on December 31, 1996, the approximate date the Common Shares were first registered under the Securities Exchange Act of 1934, as amended.

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                                Dec. 31, 1996    Dec. 31, 1997    Dec. 31, 1998
--------------------------------------------------------------------------------
Altair International Inc.              100.00           180.00            82.00
--------------------------------------------------------------------------------
NASDAQ Index                           100.00           123.00           172.00
--------------------------------------------------------------------------------
NASDAQ (Non-Financial) Index           100.00           117.00           172.00
--------------------------------------------------------------------------------
S&P Metals Mining Index                100.00            66.00            46.00
--------------------------------------------------------------------------------

(1) The Common Shares commenced trading on the NASDAQ Small Cap Market on March 24, 1997. The Common Shares commenced trading on the NASDAQ National Market on January 26, 1998. The Common Shares traded on the Alberta Stock Exchange until April 23, 1998 when they were voluntarily delisted.

Election of Directors
---------------------

         The Articles of Incorporation of the Corporation, as amended, provide that the board may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Corporation. By special resolution of the shareholders of the Corporation passed on June 27, 1988, the directors have been empowered to set the size of the board of directors of the Corporation. The Business Corporations Act (Ontario) provides that the directors may not, between meetings of shareholders, appoint an additional director if, after such appointment, the total number of directors would be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

         At the Meeting, shareholders of the Corporation will be asked to elect four directors (the "Nominees"). The following table provides the names of the Nominees and information concerning them. The persons in the enclosed form of proxy intend to vote for the election of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. None of the Nominees or current directors or officers was selected pursuant to any arrangement or understanding between him and any other person.

--------------------------------------------------------------------------------------------------------------------
Name & Municipality of             Office                  Period of Service as a         Number of Common Shares
Residence                                                  Director                      Beneficially Owned or Over
                                                                                       Which Control is Exercised(1)
--------------------------------------------------------------------------------------------------------------------
William Long                       President & Director    Since 1988                          2,151,529 (2)
Cody, Wyoming
--------------------------------------------------------------------------------------------------------------------
James Golla                        Director & Secretary    Since 1994                            45,000 (3)
Mississauga, Ontario
--------------------------------------------------------------------------------------------------------------------
George Hartman                     Director                Since 1997                            35,000 (4)
Lyons Bay, British Columbia
--------------------------------------------------------------------------------------------------------------------
Robert Sheldon                     Director                Since 1997                            35,000 (5)
West Vancouver, British
Columbia
--------------------------------------------------------------------------------------------------------------------

(1) The information as to Common Shares beneficially owned or over which they exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective Nominees individually. Includes all Common Shares issuable pursuant to the exercise or conversion of options that are exercisable within 60 days.
(2) Includes 46,000 Common Shares held by Dr. Long's daughter, 47,500 Common Shares held by Dr. Long's minor son, and 162,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long. Dr. Long disclaims any beneficial interest in such 256,000 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Plan and 50,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Plan.
(3) Includes 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 10,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(4) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan and 10,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(5) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1996 Plan and 10,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.

         IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

         Set forth below is a description of each of the directors and executive officers of the Corporation including their principal occupations for the past five years:

Directors

         William P. Long, 52, has been the President and a director of the Corporation since 1988, and the Secretary and a director of Fine Gold since the merger of TransMar Inc. ("TMI") with and into Fine Gold in February, 1996. Fine Gold is a wholly-owned subsidiary of the Corporation. Dr. Long also served as the Vice President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. which was merged with and into Fine Gold in June, 1996. Dr. Long has been an executive officer and director of Carlin Gold Corporation (the name of which was changed to Mineral Recovery Systems, Inc. ("MRS") following the Fine Gold merger), since its formation in April, 1987. From 1987 to 1988, Dr. Long was a mineral and energy consultant, providing various services to clients in the mining and energy industries, including arranging precious metal property acquisitions, supervising mineral evaluations, and providing market analyses. From 1980 to 1986, Dr. Long served as the Executive Vice President and Chief Financial Officer of Thermal Exploration Corporation. From 1974 to 1980, Dr. Long was employed by Amax Exploration, Inc. in various capacities, including Systems Engineer, Business Analyst and Business Manager. Dr. Long is affiliated with the American Institute of Chemical Engineers and the American Institute of Mining Engineers. He obtained a bachelors degree in Chemical and Petroleum Refining Engineering and a Ph.D. in Mineral Economics from the Colorado School of Mines in 1969 and 1974, respectively.

         James I. Golla, 66, was appointed Secretary of the Corporation in November, 1996 and has been a director of the Corporation since February, 1994. He also currently serves as a director of Blake River Explorations Ltd. and Apogee Minerals Ltd. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement early in 1997.

         George E. Hartman, 49, was elected a director of the Corporation in March, 1997. Since 1995, Mr. Hartman has served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with over 250 representatives, 27,500 clients and $1 billion of assets under management. Mr. Hartman is also on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. In addition, Mr. Hartman continues to serve as President of Hartman & Company, Inc., a firm founded by Mr. Hartman in 1991 which provides consulting services to the financial services industry. Mr. Hartman is the author of Risk is a Four-Letter Word-The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992 and now in its fifth printing, and host of a weekly personal finance radio program, "Money Matters," aired on AM 1040 in Vancouver, British Columbia.

         Robert Sheldon, 76, has been a director of the Corporation since June, 1997. Since his retirement in 1988, Mr. Sheldon has performed consulting work for several clients, including Newmont Exploration of Canada Limited. Mr. Sheldon has served, and continues to serve, on the board of directors of several companies in addition to the Corporation. Mr. Sheldon served as President of Newmont Exploration of Canada Limited and Vice President of Newmont Mines Limited from 1975 until 1988 when he retired. Mr. Sheldon was responsible for mineral exploration, appraisals and development of mining properties throughout Canada for Newmont Mining Corporation, a natural resource company with worldwide operations. Mr. Sheldon obtained a bachelors degree in Geological Engineering from the University of British Columbia in 1948. He is a member of the Association of Professional Engineers of British Columbia, the American Institute of Mining and Metallurgy, the Canadian Institute of Mining and Metallurgy, the Society of Mining Engineers, the British Columbia and Yukon Chamber of Mines (past president) and the Engineers Club, Vancouver, British Columbia (past president).

Executive Officers

         The executive officers of the Corporation are William Long, C. Patrick Costin, John W. Parsons and James Golla. Certain information regarding Messrs. Long and Golla is set forth above under "Election of Directors - Directors" Certain information regarding Mr. Costin and Mr. Parsons follows.

         C. Patrick Costin, 56, was appointed a Vice President and Principal Financial Officer of the Corporation in June, 1996, and also currently serves as the President and a director of Fine Gold and MRS. Mr. Costin also served as the President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. from March 1995 until its merger with and into Fine Gold in June 1996. Mr. Costin is the chief executive officer of Costin and Associates, a minerals consulting organization founded by Mr. Costin in 1992 which specializes in identification and evaluation of North American mine and mineral deposit acquisition opportunities. From 1982 to 1992, Mr. Costin served as the manager of U.S. exploration for Rio Algom Ltd. Mr. Costin's additional experience in the mining and minerals industry includes Senior Mineral Economist for the Stanford Research Institute from 1977 to 1982, Senior Geologist for Chevron Resources from 1975 to 1976, Senior Geologist for Newmont Mining
Corporation  of Canada  from 1967 to 1975,  and  Geologist  for United Keno Hill
Mines Ltd. from 1965 to 1967. Mr. Costin obtained a bachelors degree in Geological Engineering and a masters degree in Minerals Economics from the Colorado School of Mines in 1965 and 1975, respectively.

         John W. Parsons, 37, was appointed Vice-President of Business Development of the Corporation in July, 1998 and was elected a director of Fine Gold in April, 1998. Mr. Parsons served as manager of Business Development for Startec, Inc. ("Startec") from 1997 through July, 1998, helping commercialize Startec's coal briquetting technology. From 1993 to 1997, he provided consulting services to various start-up and early-stage companies through his consulting firm, Genesis Advisors, LLC. Mr. Parsons has also managed a water treatment equipment manufacturing and service company and founded a specialty food processing company. Prior to that, he was a consultant for Ernst & Young and held various manufacturing and engineering positions at General Electric Company. Mr. Parsons obtained a bachelors degree in mechanical engineering from the Georgia Institute of Technology in 1983 and an MBA degree from the Darden Graduate School of Business Administration at the University of Virginia in 1989.

Compliance with Section 16(a) of the United States Exchange Act
---------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that the following reports were not filed with the SEC on a timely basis. C. Patrick Costin (Vice-President), George Hartman (director), and Robert Sheldon (director) were each required to file a Form 5 on February 16, 1999 with respect to one transaction. James Golla (Secretary and director) was required to file a Form 5 on February 16, 1999 with respect to eight transactions. The Corporation believes that each such Form 5 was received by the SEC on March 15, 1999. In addition, the Corporation believes that, on March 15, 1999, the SEC received an amendment to the Form 3 filed by George Hartman to correct the expiration date of the options reported on a Form 3 filed on March 10, 1997.

Appointment of Auditors
-----------------------

         Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of McGovern, Hurley, Cunningham, Chartered Accountants (the "Principal Accountants"), as auditors of the Corporation for the 1999 fiscal year, and to authorize the directors to fix their remuneration. The Principal Accountants will be present at the Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit Committee, Nominating Committee and Meetings of Directors
---------------------------------------------------------------

         The Corporation is required to have an audit committee, the function of which is to recommend the Corporation's independent auditors and to review the Corporation's accounting practices, controls and all services performed by the independent auditors. The audit committee, which was comprised of James Golla, George Hartman and Robert Sheldon, did not meet during the fiscal year ended December 31, 1998, but did review the Corporation's financial statements and approve such financial statements via unanimous consent resolution. If elected as directors by the shareholders at the Meeting, the following directors will be appointed members of the Corporation's audit committee:

                                    James Golla
                                    George Hartman
                                    Robert Sheldon

         During the fiscal year ended December 31, 1998, the board of directors held two meetings, one of which was attended by all of the directors and the second of which was attended by William Long, James Golla and Robert Sheldon. George Hartman, who was not in attendance at one of the meetings, consented in writing to the transaction of business at the meeting. In addition, the board of directors considered and acted on various matters throughout the year by executing twelve consent resolutions by unanimous written consent. The Corporation does not maintain a standing nominating committee of the board of directors.

Certain Relationships and Related Transactions
----------------------------------------------

         Included in accounts payable and accrued liabilities of the Corporation for fiscal year 1997 is U.S. $142,816 owing to William P. Long, the President of the Corporation. Such amount represents accrued salary and bonuses payable to Dr. Long which was paid during the fiscal year 1998. See "Executive Compensation Compensation of Officers".

Indebtedness of Officers and Directors to the Corporation
---------------------------------------------------------

         No officer or director of the Corporation was indebted to the Corporation, as at December 31, 1998 or as at the date of this Information Circular.

Certain Information Regarding Outstanding Options
-------------------------------------------------

         Certain information regarding outstanding unexercised options issued pursuant to the existing 1996 Plan as at April 15, 1999 is summarized below:

                                                                                              Market Value of
                                                        Date All                 Number of       Underlying
                                                       Options May                Options     Common Shares as
                              Exercise      Date of     First Be      Expiry    Unexercised   of May 3, 1999(1)
       Name                    Price         Grant      Exercised      Date     Outstanding       (U.S.$)
---------------------------------------------------------------------------------------------------------------
C. Patrick Costin            CDN. $3.70       3/7/96      3/7/96       3/7/01      125,000       418,125
Vice President
---------------------------------------------------------------------------------------------------------------
William Long, President      CDN. $4.00      5/27/96     5/27/97      5/27/01      250,000       787,500
and Director
---------------------------------------------------------------------------------------------------------------
Robert Brandon Harrison      CDN. $4.20      7/29/96     7/29/96      7/29/01       75,000       226,500
---------------------------------------------------------------------------------------------------------------
James Golla                  CDN. $8.40      11/6/96     11/6/96      11/6/01       15,000         4,350
Secretary and Director
---------------------------------------------------------------------------------------------------------------

                                                                                              Market Value of
                                                        Date All                 Number of       Underlying
                                                       Options May                Options     Common Shares as
                              Exercise      Date of     First Be      Expiry    Unexercised   of May 3, 1999(1)
       Name                    Price         Grant      Exercised      Date     Outstanding       (U.S.$)
---------------------------------------------------------------------------------------------------------------
George Hartman, Director     CDN. $12.35     3/10/97     3/10/97      3/10/02       25,000           Nil
---------------------------------------------------------------------------------------------------------------
William Long, President      CDN. $10.25     5/14/97     5/14/97      5/14/02      100,000           Nil
and Director
---------------------------------------------------------------------------------------------------------------
C. Patrick Costin,           CDN. $10.25     5/14/97     5/14/97      5/14/02      100,000           Nil
Vice President
---------------------------------------------------------------------------------------------------------------
Robert Sheldon,              CDN. $9.30       6/3/97      6/3/97       6/3/02       25,000           Nil
Director
---------------------------------------------------------------------------------------------------------------
Ed Dickinson                 CDN. $10.82     8/26/97     8/26/97      8/26/02      150,000           Nil
---------------------------------------------------------------------------------------------------------------
David Lloyd                  U.S. $8.375      5/6/98    12/22/00     12/22/02       60,000           Nil
---------------------------------------------------------------------------------------------------------------
Tracy LaFollette             U.S. $8.375      5/6/98    12/22/00     12/22/02       20,000           Nil
---------------------------------------------------------------------------------------------------------------
David Lloyd                  U.S. $8.375      5/6/98    12/28/00       3/2/03       60,000           Nil
---------------------------------------------------------------------------------------------------------------
Shuzhong Chen                U.S. $8.375      5/6/98      3/2/01       3/2/03       30,000           Nil
---------------------------------------------------------------------------------------------------------------
George Eliopulos             U.S. $8.375      5/6/98      3/2/01       3/2/03       30,000           Nil
---------------------------------------------------------------------------------------------------------------
Patrick MacMullen            U.S. $8.375      5/6/98      3/2/01       5/6/03       30,000           Nil
---------------------------------------------------------------------------------------------------------------
Fred Bechhold                U.S. $8.375      5/6/98      5/6/98       5/6/03      100,000           Nil
---------------------------------------------------------------------------------------------------------------
Ed Dickinson                 U.S. $8.375      5/6/98      5/6/98       5/6/03      100,000           Nil
---------------------------------------------------------------------------------------------------------------
John W. Parsons              U.S. $8.375      5/6/98      7/6/00       5/6/03      100,000           Nil
---------------------------------------------------------------------------------------------------------------
James Golla                  U.S. $8.375      5/6/98      5/6/98       5/6/03       20,000           Nil
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                                           1,415,000
---------------------------------------------------------------------------------------------------------------

(1) Based upon the exercise price less the closing price of the Common Shares on May 3, 1999 as reported by NASDAQ (U.S. $5.75 per share).

         Certain information regarding outstanding unexercised options issued pursuant to the existing 1998 Plan as at April 15, 1999 is summarized below:

                                                                                              Market Value of
                                                        Date All                 Number of       Underlying
                                                       Options May                Options     Common Shares as
                                 Exercise   Date of     First Be      Expiry    Unexercised   of May 3, 1999(1)
       Name                       Price      Grant      Exercised      Date     Outstanding       (U.S.$)
---------------------------------------------------------------------------------------------------------------
John Parsons                       $7.75     6/15/98      7/6/99      6/15/03      100,000           Nil
---------------------------------------------------------------------------------------------------------------
George Green                       $7.38     6/29/98     6/29/98      6/29/00       15,000           Nil
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                              Market Value of
                                                        Date All                 Number of       Underlying
                                                       Options May                Options     Common Shares as
                                 Exercise   Date of     First Be      Expiry    Unexercised   of May 3, 1999(1)
       Name                       Price      Grant      Exercised      Date     Outstanding       (U.S.$)
---------------------------------------------------------------------------------------------------------------
John Parsons                       $9.00      7/6/98      7/6/98       7/6/03      200,000           Nil
---------------------------------------------------------------------------------------------------------------
Robert W. Ezold                    $7.70      8/5/98     7/22/01       8/5/03       30,000           Nil
---------------------------------------------------------------------------------------------------------------
William Long                       $7.15     8/13/98     8/13/98      8/13/03       50,000           Nil
---------------------------------------------------------------------------------------------------------------
C. Patrick Costin                  $7.15     8/13/98     8/13/98      8/13/03       50,000           Nil
---------------------------------------------------------------------------------------------------------------
Fred Bechhold                      $7.15     8/13/98     8/13/98      8/13/03       50,000           Nil
---------------------------------------------------------------------------------------------------------------
James Golla                        $8.00    11/25/98    11/25/98     11/25/03       10,000           Nil
---------------------------------------------------------------------------------------------------------------
Robert Sheldon                     $8.00    11/25/98    11/25/98     11/25/03       10,000           Nil
---------------------------------------------------------------------------------------------------------------
George Hartman                     $8.00    11/25/98    11/25/98     11/25/03       10,000           Nil
---------------------------------------------------------------------------------------------------------------
David Lloyd                        $7.25    12/22/98    12/22/98     12/22/03        5,000           Nil
---------------------------------------------------------------------------------------------------------------
Robert Ezold                       $7.25    12/22/98    12/22/98     12/22/03        5,000           Nil
---------------------------------------------------------------------------------------------------------------
George Eliopulos                   $7.25    12/22/98    12/22/98     12/22/03        5,000           Nil
---------------------------------------------------------------------------------------------------------------
Patrick MacMullen                  $7.25    12/22/98    12/22/98     12/22/03        5,000           Nil
---------------------------------------------------------------------------------------------------------------
Ed Dickinson                       $7.25    12/22/98    12/22/98     12/22/03        5,000           Nil
---------------------------------------------------------------------------------------------------------------
Shuzhong Chen                      $6.75      1/4/99      1/4/99       1/1/04        5,000           Nil
---------------------------------------------------------------------------------------------------------------
Tim Smith                          $6.75      1/4/99      1/4/99       1/1/04       10,000           Nil
---------------------------------------------------------------------------------------------------------------
Fred Bechhold                      $6.13     4/13/99     4/13/99      4/13/04       50,000           Nil
---------------------------------------------------------------------------------------------------------------
Ed Dickinson                       $6.13     4/13/99     4/13/99      4/13/04       50,000           Nil
---------------------------------------------------------------------------------------------------------------
Eugene Palmer                      $6.13     4/13/99     4/13/99      4/13/04       25,000           Nil
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                                             690,000
---------------------------------------------------------------------------------------------------------------

(1) Based upon the exercise price less the closing price of the Common Shares on May 3, 1999 as reported by NASDAQ (U.S. $5.75 per share).

Interest of Insiders in Material Transactions
---------------------------------------------

         Except as otherwise disclosed herein, no insider of the Corporation has any interest in material transactions involving the Corporation.

Proposals of Shareholders
-------------------------

         In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 2000, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's executive offices, 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414, no later than December 18, 2000. Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Corporation's annual meeting of shareholders to be held in the 2000 calendar year, but fails to notify the Corporation of such intention prior to March 25, 2000, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

Undertakings
------------

         Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Management Information Circular and Proxy Statement has been delivered, a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Ed Dickinson, Director of Finance, at 230 South Rock Boulevard, Suite 21, Reno, Nevada 89502, U.S.A., or at the following telephone number:
(775) 857-1966.

               *     *     *     *     *     *     *     *     *

         The contents and sending of this Information Circular have been approved by the directors of the Corporation.

         DATED as of the 5th day of May, 1999.

                                             ALTAIR INTERNATIONAL INC.



                                             (sgd.)   William Long, President